Statement of Additional Information Supplement dated August 2, 2006 to:

PUTNAM FLORIDA TAX EXEMPT INCOME FUND	236976 08/06
SAI dated September 30, 2005

On July 27, 2006, the Florida intangibles tax described under “State Taxes” in the Statement of Additional Information was repealed. As a result, the fund will no longer be required to comply with the 90% test described under “State Taxes” in order to avoid its shares becoming subject to that tax. However, under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by the state of Florida, its political subdivisions and their agencies and instrumentalities.